Exhibit 99.1

First Quarter 2008 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s April 22, 2008 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2007. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s April 22, 2008 conference call might not occur.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Fifteen Tenants	18

Development
In-Process and Committed Development and Redevelopment Projects	19
Future Development Pipeline	20

Debt and Capitalization Data
Capital Structure	21
Debt Analysis	22-23

Non-GAAP Supplemental Measures	24-28

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of March 31, 2008, the Company’s stabilized portfolio consisted of 86 office buildings and 43 industrial buildings, which encompassed an aggregate of 8.1 million and 3.9 million square feet, respectively, and was 94.8% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
Scott S. Ingraham	Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Heidi R. Roth	Sr. VP and Controller
Dale F. Kinsella	Steve Scott	Sr. VP San Diego
	Justin W. Smart	Sr. VP Development

Equity Research Coverage
Bank of America Securities		Green Street Advisors
Mitch Germain	(212) 847-5794	Michael Knott	(949) 640-8780

Citigroup Investment Research		Merrill Lynch & Co., Inc.
Michael Bilerman	(212) 816-1383	Steve Sakwa	(212) 449-0335

Credit Suisse Group		RBC Capital Markets
Steven Benyik	(212) 538-0239	Dave Rodgers	(216) 378-7626

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Aubuchon	(314) 863-4235

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(410) 454-5520

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
INCOME ITEMS (Including Discontinued Operations):
Revenues	$70,802	$72,155	$67,921	$64,630	$64,077
Lease Termination Fees	202	245	265	1,908	831
Net Operating Income (1)	52,985	53,476	49,645	47,853	48,117
Capitalized Interest and Loan Costs	4,498	3,635	4,581	5,094	4,757
Net Income Available for Common Stockholders	9,864	65,612	9,028	13,090	16,478
EBITDA (1)(2)	43,906	44,434	41,231	38,764	39,687
Funds From Operations (1)(3)(4)	30,199	29,672	28,212	26,674	26,021
Funds Available for Distribution (1)(3)(4)	25,747	23,310	18,309	29,563	23,461
Net Income per common share – diluted	$0.30	$2.01	$0.28	$0.40	$0.51
Funds From Operations per common share – diluted	$0.87	$0.85	$0.81	$0.77	$0.75
Dividends per share	$0.580	$0.555	$0.555	$0.555	$0.555
RATIOS (Including Discontinued Operations):
Operating Margins	74.8%	74.1%	73.1%	74.0%	75.1%
Interest Coverage Ratio (5)	4.5x	4.1x	4.6x	4.8x	4.1x
Fixed Charge Coverage Ratio (6)	3.2x	3.1x	3.2x	3.3x	2.9x
FFO Payout Ratio (7)	67.1%	65.4%	68.8%	72.7%	74.5%
FAD Payout Ratio (8)	78.7%	83.2%	106.0%	65.6%	82.7%

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
ASSETS:
Real Estate Held for Investment before Depreciation	2,406,272	$2,368,556	$2,292,918	$2,247,047	$2,165,355
Total Assets	2,085,909	2,068,720	1,963,750	1,927,685	1,854,715
CAPITALIZATION:
Total Debt (9)	$1,135,983	$1,110,912	$1,054,283	$1,022,617	$930,230
Total Preferred Equity (9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity (9)	1,714,978	1,921,138	2,119,335	2,476,227	2,577,291
Total Market Capitalization (9)	3,052,461	3,233,550	3,375,118	3,700,344	3,709,021
Total Debt / Total Market Capitalization	37.2%	34.4%	31.2%	27.6%	25.1%
Total Debt and Preferred / Total Market Capitalization	43.8%	40.6%	37.2%	33.1%	30.5%

(1)	Please refer to pages 24 and 25 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(2)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 27 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(4)	Reported amounts are attributable to common stockholders and unitholders.

(5)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(6)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(9)	See “Capital Structure” on page 21.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
High Price	$53.64	$68.29	$73.20	$76.92	$89.80
Low Price	$44.81	$52.66	$56.79	$69.48	$72.70
Closing Price	$49.11	$54.96	$60.63	$70.84	$73.75
Dividends per share - annualized	$2.32	$2.22	$2.22	$2.22	$2.22
Closing common shares (in 000’s) (1) (2)	32,732	32,766	32,707	32,707	32,698
Closing partnership units (in 000’s) (1)	2,189	2,189	2,248	2,248	2,248

	34,921	34,955	34,955	34,955	34,946

(1)	As of the end of the period.

(2)

During the three months ended March 31, 2008, the Company repurchased 159,657 shares of its common stock in open market transactions for an aggregate price of approximately $7.6 million, or $47.54 per share.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
ASSETS:
Land and improvements	$324,779	$324,779	$312,057	$293,059	$293,059
Buildings and improvements	1,733,794	1,719,700	1,730,833	1,500,777	1,494,184
Undeveloped land and construction in progress	347,699	324,077	250,028	453,211	378,112

Total real estate held for investment	2,406,272	2,368,556	2,292,918	2,247,047	2,165,355
Accumulated depreciation and amortization	(480,642)	(463,932)	(488,050)	(472,302)	(457,982)

Total real estate assets, net	1,925,630	1,904,624	1,804,868	1,774,745	1,707,373
Cash and cash equivalents	4,881	11,732	3,655	11,134	5,167
Restricted cash	11	546	1,362	619
Marketable securities	2,238	707	455
Current receivables, net	4,724	4,891	4,231	4,715	7,096
Deferred rent receivables, net	68,423	67,283	66,073	62,515	62,201
Notes receivable	10,938	10,970	11,002	11,034	11,065
Deferred leasing costs and acquisition-related intangibles, net	53,335	54,418	56,629	46,381	48,598
Deferred financing costs, net	7,946	8,492	9,144	9,702	5,545
Prepaid expenses and other assets, net	7,783	5,057	6,331	6,840	7,670

TOTAL ASSETS	$2,085,909	$2,068,720	$1,963,750	$1,927,685	$1,854,715

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$394,983	$395,912	$398,283	$400,617	$455,230
Exchangeable senior notes, net	456,320	456,090	455,860	455,630
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	137,000	111,000	52,000	18,000	331,000
Accounts payable, accrued expenses and other liabilities	49,295	58,249	67,356	61,497	90,525
Accrued distributions	21,464	20,610	20,610	20,610	20,605
Deferred revenue and acquisition-related liabilities	72,573	59,187	56,638	52,026	29,923
Rents received in advance and tenant security deposits	20,699	18,433	17,862	17,521	19,256

Total liabilities	1,296,334	1,263,481	1,212,609	1,169,901	1,090,539

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Common units of the Operating Partnership	37,563	38,309	35,968	36,398	36,812

Total minority interests	111,201	111,947	109,606	110,036	110,450

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	327	328	327	327	327
Additional paid-in capital	653,101	658,894	654,569	651,659	652,580
Distributions in excess of earnings	(96,636)	(87,512)	(134,943)	(125,820)	(120,763)

Total stockholders’ equity	678,374	693,292	641,535	647,748	653,726

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,085,909	$2,068,720	$1,963,750	$1,927,685	$1,854,715

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amount)

	Three Months Ended March 31,
	2008	2007	% Change
REVENUES:
Rental income	$62,305	$54,433	14.5%
Tenant reimbursements	8,193	5,896	39.0%
Other property income	304	1,104	(72.5%)

Total revenues	70,802	61,433	15.3%

EXPENSES:
Property expenses	11,488	9,966	15.3%
Real estate taxes	5,479	4,553	20.3%
Provision for bad debts	455	(172)	364.5%
Ground leases	395	403	(2.0%)
General and administrative expenses	9,236	9,048	2.1%
Interest expense	9,713	9,656	0.6%
Depreciation and amortization	19,866	16,845	17.9%

Total expenses	56,632	50,299	12.6%

OTHER INCOME:
Interest and other investment income	157	619	(74.6%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	14,327	11,753	21.9%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(664)	(513)	29.4%

Total minority interests	(2,061)	(1,910)	7.9%

INCOME FROM CONTINUING OPERATIONS	12,266	9,843	24.6%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations		2,644	(100.0%)
Expenses from discontinued operations		(1,603)	(100.0%)
Net gain on dispositions of discontinued operations		8,626	(100.0%)
Minority interest in earnings of Operating Partnership attributable to discontinued operations		(630)	(100.0%)

Total income from discontinued operations		9,037	(100.0%)

NET INCOME	12,266	18,880	(35.0%)
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$9,864	$16,478	(40.1%)

Weighted average shares outstanding - basic	32,457	32,349	0.3%
Weighted average shares outstanding - diluted	32,555	32,485	0.2%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.30	$0.51	(41.2%)

Net income per common share - diluted	$0.30	$0.51	(41.2%)

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2008	2007	% Change
FUNDS FROM OPERATIONS: (1)
Net income available for common stockholders	$9,864	$16,478	(40.1%)
Adjustments:
Minority interest in earnings of Operating Partnership	664	1,143	(41.9%)
Depreciation and amortization of real estate assets	19,671	17,026	15.5%
Net gain on dispositions of discontinued operations		(8,626)	(100.0%)

Funds From Operations (2)	$30,199	$26,021	16.1%

Weighted average common shares/units outstanding - basic	34,646	34,600	0.1%
Weighted average common shares/units outstanding - diluted	34,744	34,737	0.0%
FFO per common share/unit - basic	$0.87	$0.75	15.9%

FFO per common share/unit - diluted	$0.87	$0.75	16.0%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$30,199	$26,021	16.1%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(5,353)	(4,264)	25.5%
Amortization of deferred revenue related to tenant improvements (3)	(1,832)	(641)	185.8%
Net effect of straight-line rents (4)	(1,164)	(1,071)	8.7%
Amortization of above/below market rents (5)	(172)	(316)	(45.6%)
Contractual cash rents received in advance of revenue recognition (6)	8	16	(50.0%)
Amortization of deferred financing costs and debt discount	571	242	136.0%
Non-cash amortization of share-based compensation awards	3,490	3,474	0.5%

Funds Available for Distribution (2)	$25,747	$23,461	9.7%

(1)	See page 25 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(4)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(5)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(6)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended March 31,
	2008	2007	% Change
Total Same Store Portfolio
Number of properties	124	124
Square Feet	11,174,926	11,174,926
Percent of Stabilized Portfolio	93.4%	95.5%
Average Occupancy	94.2%	94.4%
Operating Revenues:
Rental income	$55,679	$54,323	2.5%
Tenant reimbursements	6,698	5,856	14.4%
Other property income	303	1,104	(72.6%)

Total operating revenues	62,680	61,283	2.3%

Operating Expenses:
Property expenses	11,095	9,981	11.2%
Real estate taxes	4,676	4,545	2.9%
Provision for bad debts	455	(172)	364.5%
Ground leases	394	402	(2.0%)

Total operating expenses	16,620	14,756	12.6%

GAAP Net Operating Income	$46,060	$46,527	(1.0%)

Same Store Analysis (Cash Basis)(2)
	Three Months Ended March 31,
	2008	2007	% Change
Total operating revenues	60,520	58,583	3.3%
Total operating expenses	16,165	14,928	8.3%

Cash Net Operating Income	$44,355	$43,655	1.6%

(1)	Same store defined as all stabilized properties owned at January 1, 2007 and still owned and in the stabilized portfolio at March 31, 2008.

(2)	Please refer to page 26 for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		3/31/2008	12/31/2007	9/30/2007
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	24	27.1%	24.2%	2,899,075	96.3%	96.1%	96.0%
Orange County	5	2.1%	2.3%	277,340	92.4%	99.1%	99.1%
San Diego	52	55.7%	38.2%	4,565,824	93.7%	91.4%	91.4%
Other	5	2.2%	2.9%	346,530	99.6%	99.6%	93.2%

Subtotal	86	87.1%	67.6%	8,088,769	94.8%	93.7%	93.4%

Industrial:
Los Angeles	1	1.3%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	42	11.6%	30.8%	3,677,916	94.6%	94.4%	90.5%

Subtotal	43	12.9%	32.4%	3,869,969	94.8%	94.7%	91.0%

OCCUPANCY BY REGION:
Los Angeles	25	28.4%	25.8%	3,091,128	96.5%	96.4%	96.3%
Orange County	47	13.7%	33.1%	3,955,256	94.4%	94.8%	91.1%
San Diego	52	55.7%	38.2%	4,565,824	93.7%	91.4%	91.4%
Other	5	2.2%	2.9%	346,530	99.6%	99.6%	93.2%

TOTAL STABILIZED PORTFOLIO	129	100.0%	100.0%	11,958,738	94.8%	94.0%	92.6%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	94.4%	94.7%	94.5%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	85.4%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
Kilroy Airport Center, El Segundo	El Segundo	2	595,131	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	89.3%
999 Sepulveda Blvd.	El Segundo	1	127,901	96.5%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	94.2%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	97.9%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	89,017	98.2%
501 Santa Monica Blvd.	Santa Monica	1	73,115	94.7%

Total Los Angeles Office		24	2,899,075	96.3%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	90.7%
8101 Kaiser Blvd.	Anaheim	1	59,790	100.0%
Kilroy Center-Brea	Brea	2	106,791	100.0%
111 Pacifica	Irvine Spectrum	1	67,496	74.7%

Total Orange County Office		5	277,340	92.4%

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	93.5%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	33.5%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15434 / 15445 Innovation Drive	I-15 Corridor	2	103,000	0.0%
15231 Ave of Science	I-15 Corridor	1	65,638	100.0%
15253 Ave of Science	I-15 Corridor	1	37,437	100.0%
15333 Ave of Science	I-15 Corridor	1	78,880	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	85.3%
Santa Fe Summit - Phase I	56 Corridor	4	465,812	100.0%
10020 Pacific Mesa	Sorrento Mesa	1	318,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		52	4,565,824	93.7%

Other
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	98.1%

Total Other Office		5	346,530	99.6%

Total Office		86	8,088,769	94.8%

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	97.8%
Brea Industrial-Lambert Road	Brea	2	178,811	79.3%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25902 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,677,916	94.6%

Total Industrial		43	3,869,969	94.8%

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)

	New	Renewal	New	Renewal
Office	7	10	106,842	41,890	$28.59	$0.13	65.7%	47.0%	76.8%	66
Industrial	3	3	164,727	62,410	4.10	$0.01	27.0%	5.4%	28.0%	56

Total	10	13	271,569	104,300	$13.39	$0.09	49.3%	28.6%	37.3%	60

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Recurring Capital Expenditures:
Q1 2008
Capital Improvements
Office	$1,063
Industrial	48

1,111
Tenant Improvements & Leasing Commissions (1)
Office	3,812
Industrial	430

4,242
Total
Office	4,875
Industrial	478

$5,353

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet (1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2008	41	420,235	5.5%	$9,029	$21.49
2009	76	1,235,276	16.3%	29,304	23.72
2010	71	1,193,026	15.7%	31,218	26.17
2011	53	521,727	6.9%	10,650	20.41
2012	39	530,065	7.0%	14,719	27.77
2013	23	456,837	6.0%	10,227	22.39
2014	22	705,660	9.3%	19,245	27.27
2015	12	433,972	5.7%	12,739	29.35
2016	9	421,006	5.5%	11,463	27.23
2017	12	1,086,215	14.3%	29,724	27.36
2018 and beyond	12	592,906	7.8%	26,702	45.04

Subtotal	370	7,596,925	100.0%	$205,020	$26.99

INDUSTRIAL:
Remaining 2008	6	425,049	11.8%	$3,596	$8.46
2009	14	731,502	20.3%	4,609	6.30
2010	15	413,485	11.5%	3,250	7.86
2011	11	414,402	11.5%	3,218	7.77
2012	10	591,672	16.4%	4,112	6.95
2013	2	117,144	3.2%	1,064	9.08
2014	1	49,178	1.4%	420	8.54
2015	5	547,028	15.2%	3,586	6.56
2016	2	233,278	6.5%	3,274	14.03
2017	—	—	—	—	—
2018 and beyond	1	82,602	2.3%	643	7.78

Subtotal	67	3,605,340	100.0%	$27,772	$7.70

TOTAL PORTFOLIO:
Remaining 2008	47	845,284	7.5%	$12,625	$14.94
2009	90	1,966,778	17.6%	33,913	17.24
2010	86	1,606,511	14.3%	34,468	21.46
2011	64	936,129	8.4%	13,868	14.81
2012	49	1,121,737	10.0%	18,831	16.79
2013	25	573,981	5.1%	11,291	19.67
2014	23	754,838	6.7%	19,665	26.05
2015	17	981,000	8.8%	16,325	16.64
2016	11	654,284	5.8%	14,737	22.52
2017	12	1,086,215	9.7%	29,724	27.36
2018 and beyond	13	675,508	6.1%	27,345	40.48

Total	437	11,202,265	100.0%	$232,792	$20.78

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Remaining 2008	19	104,766	3.8%	$2,942	$28.08	9	74,595	29.6%	$1,119	$15.00
2009	43	604,819	22.2%	15,434	25.52	15	112,210	44.5%	2,771	24.69
2010	49	754,244	27.6%	18,781	24.90	4	10,712	4.3%	251	23.43
2011	37	222,432	8.1%	6,419	28.86	4	14,767	5.9%	351	23.77
2012	24	171,929	6.3%	4,646	27.02	6	38,572	15.3%	971	25.17
2013	20	211,521	7.7%	4,743	22.42	—	—	—	—	—
2014	14	403,910	14.8%	11,908	29.48	1	1,115	0.4%	20	17.94
2015	5	145,548	5.3%	4,277	29.39	—	—	—	—	—
2016	4	46,176	1.7%	1,669	36.14	—	—	—	—	—
2017	3	27,801	1.0%	928	33.38	—	—	—	—	—
2018 and beyond	2	37,049	1.5%	1,502	40.54	—	—	—	—	—

Subtotal	220	2,730,195	100.0%	$73,249	$26.83	39	251,971	100.0%	$5,483	$21.76

INDUSTRIAL:
Remaining 2008	—	—	—	—	—	6	425,049	12.5%	$3,596	$8.46
2009	—	—	—	—	—	14	731,502	21.4%	4,609	6.30
2010	—	—	—	—	—	15	413,485	12.1%	3,250	7.86
2011	—	—	—	—	—	11	414,402	12.1%	3,218	7.77
2012	—	—	—	—	—	10	591,672	17.3%	4,112	6.95
2013	—	—	—	—	—	2	117,144	3.4%	1,064	9.08
2014	—	—	—	—	—	1	49,178	1.4%	420	8.54
2015	—	—	—	—	—	5	547,028	16.0%	3,586	6.56
2016	1	192,053	100.0%	2,960	15.41	1	41,225	1.2%	314	7.62
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	1	82,602	2.6%	643	7.78

Subtotal	1	192,053	100.0%	$2,960	$15.41	66	3,413,287	100.0%	$24,812	$7.27

TOTAL PORTFOLIO:
Remaining 2008	19	104,766	3.6%	$2,942	$28.08	15	499,644	13.6%	$4,715	$9.44
2009	43	604,819	20.7%	15,434	25.52	29	843,712	23.0%	7,380	8.75
2010	49	754,244	25.8%	18,781	24.90	19	424,197	11.6%	3,501	8.25
2011	37	222,432	7.6%	6,419	28.86	15	429,169	11.7%	3,569	8.32
2012	24	171,929	5.9%	4,646	27.02	16	630,244	17.2%	5,083	8.07
2013	20	211,521	7.2%	4,743	22.42	2	117,144	3.2%	1,064	9.08
2014	14	403,910	13.8%	11,908	29.48	2	50,293	1.4%	440	8.75
2015	5	145,548	5.0%	4,277	29.39	5	547,028	14.9%	3,586	6.56
2016	5	238,229	8.2%	4,629	19.43	1	41,225	1.1%	314	7.62
2017	3	27,801	1.0%	928	33.38	—	—	—	—	—
2018 and beyond	2	37,049	1.2%	1,502	40.54	1	82,602	2.3%	643	7.78

Total	221	2,922,248	100.0%	$76,209	$26.08	105	3,665,258	100.0%	$30,295	$8.27

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Remaining 2008	10	216,027	5.1%	$4,745	$21.96	3	24,847	7.2%	$223	$8.97
2009	13	508,620	11.9%	10,814	21.26	5	9,627	2.8%	285	29.60
2010	13	356,155	8.3%	10,519	29.53	5	71,915	20.8%	1,667	23.18
2011	6	76,454	1.8%	1,523	19.92	6	208,074	60.3%	2,357	11.33
2012	8	314,014	7.4%	8,908	28.37	1	5,550	1.6%	194	34.95
2013	3	245,316	5.7%	5,484	22.35	—	—	—	—	—
2014	6	293,876	6.9%	7,080	24.09	1	6,759	2.0%	237	35.06
2015	5	270,213	6.3%	7,906	29.26	2	18,211	5.3%	556	30.53
2016	5	374,830	8.8%	9,794	26.13	—	—	—	—	—
2017	9	1,058,414	24.8%	28,796	27.21	—	—	—	—	—
2018 and beyond	10	555,857	13.0%	25,200	45.34	—	—	—	—	—

Subtotal	88	4,269,776	100.0%	$120,769	$28.28	23	344,983	100.0%	$5,519	$16.00

INDUSTRIAL:
Remaining 2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
Remaining 2008	10	216,027	5.1%	$4,745	$21.96	3	24,847	7.2%	$223	$8.97
2009	13	508,620	11.9%	10,814	21.26	5	9,627	2.8%	285	29.60
2010	13	356,155	8.3%	10,519	29.53	5	71,915	20.8%	1,667	23.18
2011	6	76,454	1.8%	1,523	19.92	6	208,074	60.3%	2,357	11.33
2012	8	314,014	7.4%	8,908	28.37	1	5,550	1.6%	194	34.95
2013	3	245,316	5.7%	5,484	22.35	—	—	—	—	—
2014	6	293,876	6.9%	7,080	24.09	1	6,759	2.0%	237	35.06
2015	5	270,213	6.3%	7,906	29.26	2	18,211	5.3%	556	30.53
2016	5	374,830	8.8%	9,794	26.13	—	—	—	—	—
2017	9	1,058,414	24.8%	28,796	27.21	—	—	—	—	—
2018 and beyond	10	555,857	13.0%	25,200	45.34	—	—	—	—	—

Total	88	4,269,776	100.0%	$120,769	$28.28	23	344,983	100.0%	$5,519	$16.00

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Quarterly Lease Expirations for 2008

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1)(2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:
Q2 2008	11	121,132	1.6%	$2,120	$17.50
Q3 2008	20	262,894	3.4%	5,819	22.13
Q4 2008	10	36,209	0.5%	1,090	30.10

Subtotal 2008	41	420,235	5.5%	$9,029	$21.49

INDUSTRIAL:
Q2 2008	4	361,625	10.0%	$2,871	$7.94
Q3 2008	—	—	—	—	—
Q4 2008	2	63,424	1.8%	725	11.43

Subtotal 2008	6	425,049	11.8%	$3,596	$8.46

TOTAL PORTFOLIO:
Q2 2008	15	482,757	4.3%	$4,991	$10.34
Q3 2008	20	262,894	2.3%	5,819	22.13
Q4 2008	12	99,633	0.9%	1,815	18.22

Total 2008	47	845,284	7.5%	$12,625	$14.94

(1)	Represents expiring leases for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at March 31, 2008.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Top Fifteen Tenants

($ in thousands)

Tenant Name	Product Type	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues (1)	Percentage of Total Rentable Square Feet
Intuit Inc.	Office	$17,421	627,050	7.3%	5.2%
Cardinal Health, Inc.	Office	9,256	411,000	3.9%	3.4%
AMN Healthcare	Office	8,341	175,672	3.5%	1.5%
DIRECTV Group, Inc.	Office	8,037	289,752	3.4%	2.4%
The Boeing Company	Office	6,593	464,840	2.8%	3.9%
Fish & Richardson	Office	6,071	139,538	2.5%	1.2%
Favrille, Inc.	Office	5,588	128,580	2.3%	1.1%
Scripps Health (2)	Office	5,199	112,067	2.2%	0.9%
Accredited Home Lenders, Inc.	Office	5,164	181,955	2.2%	1.5%
Verenium Corporation	Office	5,158	136,908	2.2%	1.1%
Hewlett-Packard Company	Office	4,348	117,948	1.8%	1.0%
Epson America, Inc.	Office	4,161	162,852	1.7%	1.4%
Fair Isaac Corporation	Office	4,006	129,752	1.7%	1.1%
Avnet, Inc.	Office	3,768	114,780	1.6%	1.0%
TeleTech Holdings, Inc.	Office	3,518	102,875	1.5%	0.9%

Total Top Fifteen Tenants		$96,629	3,295,569	40.6%	27.6%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis as of March 31, 2008.

(2)	Scripps Health has preleased an additional office building encompassing approximately 146,200 rentable square feet that the Company is constructing at 15004 Innovation Drive. The tenant is expected to begin occupying the building during Q3 2008.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:			Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment (2)	Total Costs as of 3/31/2008 (2)(3)	% Leased
Project	Location	Type	Start Date	Compl. Date
PROJECT IN LEASE-UP
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	$21.8	$15.4	0%

PROJECTS UNDER CONSTRUCTION:
Kilroy Sabre Springs -Phase III	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	147,533	64.5	47.7	100%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	50.6	45.0	100%
Sorrento Gateway - Lot 1	Sorrento Mesa	Medical Office	4Q 2007	4Q 2008	4Q 2009	50,925	22.5	9.3	0%

Subtotal						344,614	137.6	102.0
TOTAL IN-PROCESS AND COMMITTED PROJECTS						400,114	$159.4	$117.4	73%

REDEVELOPMENT PROJECTS:	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Existing Investment (4)	Estimated Redevelopment Costs	Total Estimated Investment (2)	Total Costs as of 3/31/2008 (2)(3)	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
Kilroy Airport Center - 2240 E. Imperial Highway	El Segundo	Lab to Office	2Q 2006	3Q 2007	3Q 2008	107,041	$5.0	$16.4	$21.4	$18.1	77%
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	4Q 2007	4Q 2008	103,900	24.7	10.4	35.1	30.2	19%

TOTAL IN-PROCESS AND COMMITTED PROJECTS						210,941	$29.7	$26.8	$56.5	$48.3	49%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Represents cash paid and costs incurred as of March 31, 2008. Includes existing investment at the commencement of redevelopment. See footnote (4) below.

(4)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 3/31/2008 (1)
SAN DIEGO, CALIFORNIA:
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$17.5
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.1
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 -1,000,000	26.7
San Diego Corporate Center	Del Mar	Office	23.0	500,000	89.9
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	65.6
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	10.7
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	9.6

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 -2,695,000	$231.1

(1)	Represents cash paid and costs incurred as of March 31, 2008.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Capital Structure

At March 31, 2008

($ in thousands)

	Shares/Units At March 31, 2008	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$394,983	12.9%
Exchangeable Senior Notes (1)		460,000	15.1%
Unsecured Senior Notes		144,000	4.7%
Unsecured Line of Credit		137,000	4.5%

Total Debt		$1,135,983	37.2%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	2.5%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.3%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	2.8%
Common Units Outstanding (4)	2,189,325	107,518	3.5%
Common Shares Outstanding (4)	32,731,835	1,607,460	52.7%

Total Equity		$1,916,478	62.8%

TOTAL MARKET CAPITALIZATION		$3,052,461	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.7 million at March 31, 2008.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $49.11 on March 31, 2008.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Debt Analysis

At March 31, 2008

($ in millions)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	34.8%	5.7%	3.0
Unsecured Debt	65.2%	3.9%	3.8
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	84.8%	4.7%	3.8
Floating Rate Debt	15.2%	3.6%	2.1

Total Debt		4.5%	3.5

Total Debt Including Loan Fees		4.9%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$137.0	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$4.5	$4.5

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Debt Analysis

At March 31, 2008

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2008	2009	2010	2011	2012	After 2012	Total
Unsecured Debt:
Floating	3.70%	4/26/2010	(1)			137,000				$137,000
Fixed	3.25%	4/15/2012						460,000		460,000	(2)
Fixed	5.72%	8/4/2010				61,000				61,000
Fixed	6.45%	8/4/2014							83,000	83,000

						198,000		460,000	83,000	741,000

Secured Debt:
Floating	3.66%	4/26/2010				35,500				35,500
Fixed	3.80%	8/1/2008		72,979						72,979
Fixed	7.20%	4/1/2009		1,971	75,475					77,446
Fixed	6.70%	12/27/2011		961	1,359	1,453	69,980			73,753
Fixed	5.57%	8/1/2012		978	1,370	1,449	1,532	71,517		76,846
Fixed	4.95%	8/1/2012		446	622	653	687	29,754		32,162
Fixed	8.13%	11/1/2014		701	1,004	1,088	812			3,605
Fixed	7.15%	5/1/2017		1,186	1,683	1,807	1,941	2,084	11,210	19,911
Fixed	Various (3)	Various	(3)		39	41	43	45	2,613	2,781

				79,222	81,552	41,991	74,995	103,400	13,823	394,983

Total	4.51%			$79,222	$81,552	$239,991	$74,995	$563,400	$96,823	$1,135,983

(1)	The maturity date does not reflect the one-year extension option.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.7 million at March 31, 2008.

(3)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2009 through September 1, 2038, with interest rates ranging from 4.00% to 6.19%. This amount is reported in the Company’s secured debt balance on the balance sheet since the Company’s obligation for the Bonds is fixed and determinable.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on April 21, 2008, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends and distributions, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting to be insufficient by themselves. Because FFO excludes depreciation and amortization of real estate assets, Management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non cash amortization of deferred financing costs and share-based awards, contractual cash rents received in advance of revenue recognition, the loss on derivative instruments, the original issuance costs of redeemed preferred units, the impairment losses on properties held for sale, and net gains on terminations of profit participation agreements, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and gains associated with insurance proceeds, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2008	2007
Same Store Cash Net Operating Income	$44,355	$43,655
Adjustment:
GAAP Operating Revenues Adjustments, net	2,160	2,700
GAAP Operating Expenses Adjustments, net	(455)	172

Same Store GAAP Net Operating Income	46,060	46,527
Adjustment:
Non-Same Store GAAP Net Operating Income	6,925	1,590

Net Operating Income including discontinued operations	52,985	48,117
Adjustment:
Net Operating Income, as defined, from discontinued operations	—	(1,434)

Net Operating Income, as defined (1)	52,985	46,683
Adjustments:
Other Expenses:
General and administrative expenses	(9,236)	(9,048)
Interest expense	(9,713)	(9,656)
Depreciation and amortization	(19,866)	(16,845)
Other Income:
Interest and other investment income	157	619

Income from Continuing Operations before Minority Interests	14,327	11,753
Minority interests	(2,061)	(1,910)
Income from discontinued operations	—	9,037
Preferred dividends	(2,402)	(2,402)

Net Income Available for Common Stockholders	$9,864	$16,478

(1)	Please refer to page 24 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2008	2007
Net Income Available for Common Stockholders	$9,864	$16,478
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	9,713	9,656
Depreciation and amortization	19,866	16,845
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	664	513
Adjustments for Discontinued Operations:
Depreciation and amortization	—	392
Net gain on disposition of discontinued operations	—	(8,626)
Minority interest in earnings of Operating Partnership	—	630

EBITDA Before Minority Interests (1)	$43,906	$39,687

(1)	Please refer to page 25 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

First Quarter 2008 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2008	2007
Funds Available for Distribution (1)	$25,747	$23,461
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	5,353	4,264
Depreciation for furniture, fixtures and equipment	195	211
Accrued preferred dividends	2,402	2,402
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Provision for uncollectible tenant receivables	280	(172)
Changes in assets and liabilities (2)	(4,112)	2,959
Other adjustments, net	248	140

GAAP Net Cash Provided by Operating Activities	$31,510	$34,662

(1)	Please refer to page 25 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and tenant security deposits; and deferred revenue.